UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 11, 2024

CACTUS ACQUISITION CORP. 1 LIMITED

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40981	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4B Cedar Brook Drive
Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

(609) 495-2222

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half redeemable warrant	CCTSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCTS	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CCTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Appointment of New Directors

On February 23, 2024, effective upon their appointment, the Company’s board of directors determined that each of Emmanuel Meyer, Huiyan Geng and Joseph Thomassen (collectively, the “New Directors”) is an independent director under the listing rules of Nasdaq. As previously disclosed, Mr. Meyer and Ms. Geng will serve on the audit committee, along with Mr. Thomassen, who replaced Mr. Shulkin. Ms. Geng will act as the “financial expert” and serve as chairman of the audit committee. Mr. Meyer and Mr. Thomassen will comprise the compensation committee, replacing all of the former members of such committee. Mr. Thomassen will serve as chairman of the compensation committee.

As with all current directors of the Company, the New Directors will not be party to or participate in any material compensatory plan, contract or arrangement (whether or not written) of the Company. Furthermore, none of the New Directors has had a direct or indirect material interest in any transaction with the Company since the beginning of 2023, or in any currently proposed transaction, that is required to be disclosed under Item 404(a) of Regulation S-K of the U.S Securities and Exchange Commission.

Committee Appointments

The Company already has an audit committee and a compensation committee. Each of these committees was and continues to be comprised entirely of independent directors and acts under written charters, which more specifically sets forth their responsibilities and duties, as well as requirements for each committee’s composition and meetings. The charter of each of the committees, is available on the SEC’s website at sec.gov.

As a result of recent departures from the Company’s board, each of the audit committee and the compensation committee will consist of the following new board members:

•	Audit Committee: Ms. Geng as Chairman; Ms. Geng, Mr. Meyer and Mr. Thomassen as members; and

•	Compensation Committee: Mr. Thomassen as Chairman; Mr. Thomassen and Mr. Meyer as members.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACTUS ACQUISITION CORP. 1 LIMITED

By:	/s/ Emmanuel Meyer
Name:	Emmanuel Meyer
Title:	Director

Date: March 11, 2024